UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2016

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5103 (Commission File Number)	72-0496921 (IRS Employer Identification No.)

1100 Alakea Street, Suite 2900
Honolulu, Hawaii  96813
(Address of Principal Executive Offices) (Zip Code)

(808) 531-8400
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2016, Barnwell announced that Mr. Morton H. Kinzler has resigned as Chief Executive Officer effective December 31, 2016 and that Mr. Alexander C. Kinzler will be promoted to Chief Executive Officer on that same date.  Mr. Morton H. Kinzler will continue as Chairman of the Board of Directors.  Mr. Alexander C. Kinzler will retain his titles of President and Chief Operating Officer of Barnwell.  Mr. Alexander C. Kinzler will not receive any additional compensation for his service as Chief Executive Officer.
The Company's press release announcing these events is furnished as Exhibit 99.1 to this Current Report.
Item 9.01  Financial Statements and Exhibits.
(d)            Exhibits
Exhibit No.	Description

99.1	Press release dated December 13, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  December 13, 2016

BARNWELL INDUSTRIES, INC.
By:	/s/ Alexander C. Kinzler
	Name:	Alexander C. Kinzler
	Title:	President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated December 13, 2016